Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Teltronics, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2005 (the “Report”), I, Ewen R. Cameron, Director, President and Chief Executive Officer of the Company and I, Russell R. Lee III, Vice President/Finance and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2006	TELTRONICS, INC. BY: /S/ EWEN R. CAMERON —————————————— Ewen R. Cameron Director, President and Chief Executive Officer

March 30, 2006	BY: /S/ RUSSELL R. LEE III —————————————— Russell R. Lee III Vice President/Finance and Chief Financial Officer